Installment Payment Receivables, Net - Summary of sales type lease net investment in lease before allowance or credit loss (Detail) - Vehicles and Batteries [Member] - CNY (¥) ¥ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Sales-Type Lease, Net Investment in Lease, before Allowance for Credit Loss, Alternative [Abstract]
Current portion of installment payment receivables, net	¥ 3,553,054	¥ 2,558,756
Non-current portion of installment payment receivables, net	6,496,020	4,448,416
Total	¥ 10,049,074	¥ 7,007,172